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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 200549

                                       FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of
                              THE SECURITIES ACT OF 1934



            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 6, 1998

                           TOWN SPORTS INTERNATIONAL, INC.

       New York                       333-40907                 13-2749906
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
  of incorporation)                                         Identification No.)

888 Seventh Avenue
New York, NY                                                      10106
(Address of principal executive                               (Zip Code)
  offices)

          Registrant's telephone number, including area code (212) 246-6700

(Former name or former address, if changed since last report.)  Not applicable


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ITEM 2.   ACQUISITION OF ASSETS

          On April 6, 1998, the Company acquired the assets of three Ovox Fitness Clubs located in Freehold, Marlboro and Matawan, New Jersey. The aggregate purchase price for the clubs was $5.75 million. The assets were purchased by the Company for $5.575 million cash, and the issuance of Notes totaling $175,000 bearing interest at prime +2% due on September 6, 1998.

          In addition, the Company entered into a series of agreements, whereby the Company will purchase a fourth Ovox fitness club in Old Bridge, New Jersey within 55 days. The aggregate purchase price for the club will be either $2.25 million, if the acquisition is consummated as an asset purchase, or $2.0 million if the acquisition is consummated as a stock purchase and an extension of the underlying lease is not obtained. A down payment of $1.0 million was made on April 6, 1998.

          The related costs of the acquisitions are estimated at $180,000. The Company has funded these transactions from available cash-in-bank.

          The acquisitions will be accounted for as a purchase, accordingly the Company will include the operations of the acquired clubs in the consolidated financial statements from the dates of acquisition. The Company will operate these four clubs as New York Sports Clubs.

          The Clubs were or will be acquired from the following parties:

  CLUB                                    SELLERS
  ----                                    - - - -

Freehold                    Ultrafit, Inc., a New Jersey corporation

Marlboro                    Exercise, Inc., a New Jersey corporation

Matawan                     VIP Fitness, Inc., a New Jersey corporation

Old Bridge                  Maxifit, Ltd., a New Jersey corporation



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          a.& (b) Financial Statements and Pro forma financial information.

          Any financial statements and pro forma financial information required will be filed within 60 days hereof in accordance with Rule 3-05 of Regulation S-X.

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    (c) Exhibits
        --------

     1. Asset Purchase Agreement between Ultrafit Inc. and TSI Freehold,Inc., a wholly owned subsidiary of Town Sports International, Inc., dated February 27, 1998.

     2. Asset Purchase Agreement between Exercise, Inc. and TSI Marlboro,Inc., a wholly owned subsidiary of Town Sports International, Inc., dated February 27, 1998.

     3. Asset Purchase Agreement between VIP Fitness, Inc. and TSI Matawan, Inc., a wholly owned subsidiary of Town Sports International, Inc., dated February 27, 1998.

     4. Purchase Option Agreement between Maxifit, Inc. and TSI Old Bridge, Inc., a wholly owned subsidiary of Town Sports International, Inc., dated April 6, 1998.

     5. Asset Purchase Agreement between Maxifit, Inc. and TSI Old Bridge, Inc., a wholly owned subsidiary of Town Sports International, Inc., dated February 27, 1998.




                                      SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.




                                    TOWN SPORTS INTERNATIONAL, INC.



                                    By: /s/ Richard Pyle
                                       -----------------------------
                                        Richard Pyle
                                        Chief Financial Officer

                                        April 10, 1998



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